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                                                                    Exhibit 23.1

                       INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Lycos, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                  /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 13, 1998